Exhibit 99.1

We are renewing

our commitment

to our customers,

our employees,

our shareholders

and to our communities.

VAN A. DUKEMAN, CFA President/CEO, Main Street Trust, Inc.	DOUGLAS C. MILLS Chairman/CEO, First Busey Corporation

First Busey Corporation and Main

Street Trust, Inc. are joining forces in a

merger of equals transaction. Our

vision is to become downstate Illinois’

premier, independent financial

services franchise. What this means

to you is an even stronger locally

owned and operated community bank

with added access and convenience.

The merger of the two holding

companies is expected to be

completed by June 2007 followed by

a bank merger in the fall of 2007.